UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

SCHOLASTIC CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-19860

DELAWARE	13-3385513
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

557 BROADWAY

NEW YORK, NY 10012

(Address of principal executive offices, including zip code)

(212) 343-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Scholastic Corporation (the “Company”) held on September 24, 2014, the holders of the Class A Stock of the Company approved Amendment No. 2 to the Company’s 2011 Stock Incentive Plan (the “2011 Plan Amendment”). Pursuant to the 2011 Plan Amendment, an aggregate of 4,575,000 shares of Common Stock will be reserved for issuance under the Company’s 2011 Stock Incentive Plan, an increase of 2,475,000 shares. A copy of the 2011 Plan Amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed as part of this report:

Amendment No. 2 to the Scholastic Corporation 2011 Stock Incentive Plan.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: September 30, 2014	By:	/s/ Maureen O’Connell
Maureen O’Connell
Executive Vice President, Chief Financial Officer and Chief Administrative Officer.

INDEX TO EXHIBITS

Number	Description

99.1	Amendment No. 2 to the Scholastic Corporation 2011 Stock Incentive Plan.